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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 26, 2003


                         THE ELDER-BEERMAN STORES CORP.
             (Exact Name of Registrant as Specified in Its Charter)


            Ohio                         0-02788                  31-0271980
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
    of Incorporation)                 File Number)           Identification No.)


                                3155 El-Bee Road
                               Dayton, Ohio 45439
          (Address, including Zip Code, of Principal Executive Offices)


                                  937-296-2700
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On June 26, 2003, The Elder-Beerman Stores Corp. issued a press release announcing the execution of an Agreement and Plan of Merger with Wright Holdings, Inc. and Wright Sub, Inc. The text of the release is attached as
Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         2.1 Agreement and Plan of Merger, dated June 25, 2003, by and among The Elder-Beerman Stores Corp., Wright Holdings, Inc. and Wright Sub, Inc.

         99.1     Press release, dated June 26, 2003.

         The schedules attached to Exhibit 2.1 have been omitted pursuant to
Item 601(b)(2) of Regulation S-K. Copies of these schedules will be provided to the Securities and Exchange Commission upon request.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE ELDER-BEERMAN STORES CORP.


Date: June 26, 2003                By: /s/ Edward A. Tomechko
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                                   Name: Edward A. Tomechko
                                   Title: Executive Vice President - Chief
                                   Financial Officer, Treasurer and Secretary
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                                  EXHIBIT INDEX

Exhibit
Number            Exhibit Description
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 2.1      Agreement and Plan of Merger, dated June 25, 2003, by and among The
          Elder-Beerman Stores Corp., Wright Holdings, Inc. and Wright Sub, Inc.

 99.1     Press release, dated June 26, 2003.